UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 1, 2015

EliteSoft Global Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55240	47-1208256
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

18582 NW Holly Street, Unit 202

Beaverton, OR 97006-7014

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(503) 830 2918

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On May 1, 2015, the board of directors (the "Board") and the majority shareholder of the Registrant approved to engage Tech Associates Inc. as its corporate advisor to assist in its ‘going public’ strategy. The initial term is for six months, with an option for ongoing continuity of service. Monthly compensation of two thousand dollars and 250,000 shares of restricted common stock with piggyback registration rights on any registration statement, payable on October 1, 2015. The Company's share issuance under this Consulting Agreement was facilitated on October 1, 2015.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit	Description
10.3	Consulting Agreement Tech Associates Inc.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EliteSoft Global Inc.

By: /s/ Swee Seong "Eugene" Wong

Swee Seong "Eugene" Wong

Chief Executive Officer (Principal Executive Officer) and Chairman  of the Board of Directors

(Principal Executive Officer)

By:  /s/ Khoo Mae Ling
Khoo Mae Ling

Chief Financial Officer, Secretary and Director

(Principal Financial Officer)

Date: October 20, 2015

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